SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 29, 2003

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12 Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A

(Former name or former address, if changed since last report)

ITEM 5.  Other Events.

                The following information was inadvertently omitted from, and is provided in response to, Part II - Item 4 of Form 10-Q for the three-month period ended June 30, 2003:

(a)           The annual meeting of shareholders (the “Annual Meeting”) of Arch Capital Group Ltd. (“ACGL”) was held on May 21, 2003.

(b)          Proxies for the Annual Meeting were solicited pursuant to Regulation 14 under the Securities Exchange Act of 1934.  There was no solicitation in opposition to management’s nominees as listed in ACGL’s proxy statement, dated April 15, 2003 (the “Proxy Statement”).

(c)           The shareholders of ACGL (1) elected Class II Directors to hold office until the 2006 annual meeting of shareholders or until their successors are elected or qualified, (2) elected certain individuals as Designated Company Directors of certain of ACGL’s non-U.S. subsidiaries and (3) ratified the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2003.  Set forth below are the voting results for these proposals:

ELECTION OF CLASS II DIRECTORS OF ACGL

For	Withheld
63,414,836	356,678

                        ELECTION OF DESIGNATED DIRECTORS OF NON-U.S. SUBSIDIARIES

For	Against	Abstain
63,464,217	299,871	7,426

RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS

For	Against	Abstain
63,275,630	493,678	2,206

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: August 29, 2003	By:	/s/ John D. Vollaro
		Name:	John D. Vollaro
		Title:	Executive Vice President
Chief Financial Officer and
Treasurer